Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1999
           Series 1999-14, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                  7.20925
                                                      -------------------------
     Weighted average maturity                                          352.00
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                   Principal
             Principal Per      Prepayments Per    Interest Per
     Class    Certificate         Certificate       Certificate   Payout Rate
     -----    -----------         -----------       -----------   -----------
     PO      $  48.45242037     $   47.46380962  $   0.00000000   %0.00000000
     A1      $  10.74450224     $    9.60812955  $   5.23848231   %6.49999987
     A2      $  32.72104666     $   29.26036416  $   4.87402849   %6.49999975
     A3      $   0.00000000     $    0.00000000  $   5.41666678   %6.50000013
     A4      $   9.24265763     $    8.26512459  $   5.26338858   %6.49999992
     A5      $   8.79438310     $    7.86426100  $   5.27082270   %6.49999997
     A6      $   0.00000000     $    0.00000000  $   5.41666650   %6.49999979
     A7      $   0.00000000     $    0.00000000  $   5.41666556   %6.49999867
     A8      $   0.00000000     $    0.00000000  $   5.41666653   %6.49999984
     A9      $   0.00000000     $    0.00000000  $   5.41666667   %6.50000000
     S       $   0.00000000     $    0.00000000  $   0.38810534   %0.47682136
     M       $   0.83110008     $    0.00000000  $   5.39455319   %6.50000015
     B1      $   0.83110031     $    0.00000000  $   5.39455148   %6.49999808
     B2      $   0.83109801     $    0.00000000  $   5.39455416   %6.50000134
     B3      $   0.83110080     $    0.00000000  $   5.39455570   %6.50000319
     B4      $   0.83109453     $    0.00000000  $   5.39456053   %6.50000895
     B5      $   0.83109464     $    0.00000000  $   5.39455953   %6.50000776
     R       $   0.00000000     $    0.00000000  $   0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                         Accrual Amount
    Class
     N/A               $        N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                            $         60,159.49
                                                                  --------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:        $    292,831,467.48
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 894
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $              202,785.76  $      192,904.73  $           945.92  GEC9914PO
A1   $            9,704,893.12  $    9,597,072.04  $           956.36  36158GFA1
A2   $           21,793,656.85  $   21,001,153.10  $           867.10  36158GFB9
A3   $           30,106,000.00  $   30,106,000.00  $         1,000.00  36158GFC7
A4   $           69,765,325.83  $   69,101,730.74  $           962.46  36158GFD5
A5   $           73,237,514.18  $   72,575,613.73  $           964.28  36158GFE3
A6   $           19,433,000.00  $   19,433,000.00  $         1,000.00  36158GFF0
A7   $            3,011,000.00  $    3,011,000.00  $         1,000.00  36158GFG8
A8   $           25,043,000.00  $   25,043,000.00  $         1,000.00  36158GFH6
A9   $           30,000,000.00  $   30,000,000.00  $         1,000.00  36158GFN3
S    $          286,318,245.33  $  284,389,539.39  $           970.15  GEC99014S
M    $            6,319,096.47  $    6,313,823.14  $           995.09  36158GFK9
B1   $            2,253,761.28  $    2,251,880.50  $           995.09  36158GFL7
B2   $            1,351,460.03  $    1,350,332.23  $           995.09  36158GFM5
B3   $            1,501,843.57  $    1,500,590.27  $           995.09  36158GFP8
B4   $              600,538.25  $      600,037.09  $           995.09  36158GFQ6
B5   $              753,959.10  $      753,329.91  $           995.09  36158GFR4
R    $                    0.00  $            0.00  $             0.00  36158GFJ2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            5        Principal Balance     $    1,371,986.73
                               --------                            -------------
        2.   60-89 days
             Number            2        Principal Balance     $      389,914.50
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    3,019,461.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      110,800.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    3,019,461.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------